Commitments and Contingencies	6 Months Ended
Jun. 30, 2017
COMMITMENTS AND CONTINGENCIES [Abstract]
Commitments And Contingencies
NOTE 11 - COMMITMENTS AND CONTINGENCIES
Navios Partners is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where Navios Partners believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date the financial statements were prepared. Management believes the ultimate disposition of these matters will be immaterial individually and in the aggregate to Navios Partners' financial position, results of operations or liquidity.
 In July 2017, Navios Partners agreed to acquire from a related party one 2009 Tsuneishi Zhoushan-built Handymax vessel of approximately 58,058 dwt, for a total purchase price of $13,750. The vessel is expected to be delivered to Navios Partners' owned fleet in the third quarter of 2017.
In May 2017, Navios Partners agreed to acquire one 2009 Japanese-built Capesize vessel of 180,274 dwt, for a purchase price of $28,300. The vessel is expected to be delivered to Navios Partners' owned fleet in the third quarter of 2017.
In April 2017, Navios Partners agreed to acquire one 2007 South Korean-built Panamax vessels of approximately 75,511 dwt for a purchase price of $13,500. The vessels is expected to be delivered to Navios Partners' owned fleet in the third quarter of 2017.
In April 2017, Navios Partners agreed to acquire one 2010-built Capesize vessel of 178,132 dwt, for a purchase price of $27,500. The vessel is expected to be delivered to Navios Partners' owned fleet in the third quarter of 2017.